Exhibit 10.10

                              CONSULTING AGREEMENT

     THIS is dated and effective as of the 1st day of September, 2013 (the "Effective Date").

BETWEEN:

          INDEPENDENCE ENERGY CORP. a corporation organized under the laws of the State of Nevada, USA, with its executive officers and address for service at 3020 Old Ranch Parkway, Suite 300, Seal Beach, California,90740 (the "Company")

AND:

          GREGORY  ROTELLI.,  a  business  person  with an address  for  service
          located  at  3020  Old  Ranch   Parkway,   Suite  300,   Seal   Beach,
          California,90740.

          (the "CONTRACTOR")

A. The Company has retained the Contractor to provide the Company with the services of President and Chief Executive Officer in regards to the Company's management and operations; and

B. The Contractor has agreed to provide the Services to the Company on the terms and conditions of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

                                    ARTICLE I
                     APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1 Appointment of Contractor. The Company hereby appoints the Contractor to perform the Services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.

1.2 Performance of Services. The Services hereunder have been and shall continue to be provided on the basis of the following terms and conditions:

     (a) the Services shall include those services customarily provided by a President and Chief Executive Officer of public companies, including such other management advisory services as may be reasonably requested by the Company from time to time.
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     (b)  the Contractor  shall report directly to the Board of Directors of the
          Company;

     (c) the Contractor shall faithfully, honestly and diligently serve the Company and cooperate with the Company and utilize maximum professional skill and care to ensure that all services rendered hereunder, including the Services, are to the satisfaction of the Company, acting reasonably, and the Contractor shall provide any other services not specifically mentioned herein, but which by reason of the Contractor's capability the Contractor knows or ought to know to be necessary to ensure that the best interests of the Company are maintained; and

     (d) the Company shall report the results of the Contractor's duties hereunder as may be requested by the Company from time to time.

1.3 Independent Contractor. In performing the Services, the Contractor shall be an independent contractor and not an employee or agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out its obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Contractor to provide the Services exclusively to the Company and the Contractor hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Contractor's behalf and the Contractor or any of its agents shall not be entitled to the fringe benefits provided by the Company to its employees.

                                   ARTICLE II
                             CONTRACTOR'S AGREEMENTS

2.1 Expense Statements. The Contractor may incur reasonable bona fide expenses in the name of the Company provided that such expenses relate solely to the carrying out of the Services and are in accordance with the Company's policies which may be in effect from time to time. The Contractor will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis.

2.2 Regulatory Compliance. The Contractor agrees to comply with all applicable securities legislation and regulatory policies in relation to providing the Services, including but not limited to United States securities laws (in particular, Regulation FD) and the policies of the United States Securities and Exchange Commission.

2.3 Prohibition Against Insider Trading. The Contractor hereby acknowledges that the Contractor is aware, and further agrees that the Contractor will advise those of its directors, officers, employees and agents who may have access to Confidential Information, that United States securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.
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                                       3


                                   ARTICLE III
                              COMPANY'S AGREEMENTS

3.1 Basic Compensation. In consideration of the Services, the Contractor shall receive compensation for the Services as follows:

     (a) Upon completion of each month during the Term, US$7,500 per month, payable on the last business day of every month.

Said compensation will, at the discretion of the Contractor, be paid in cash and/or common shares ("Compensation Shares") of the Company. The number of any Compensation Shares issued to the Contractor shall be based on average weighted average trading price of the Company's common shares in the five (5) trading days immediately preceding the applicable dates upon which the Compensation Shares become due. All compensation payable hereunder shall be pro-rated for partial months.

3.2 Performance Based Compensation. The Contractor shall be entitled to receive such additional compensation awards at the discretion of the Board or, as applicable, the compensation committee, which awards shall be awarded from time to time for achieving milestones to be agreed upon.

3.3 Benefits and Expenses.

     (a) The Company shall provide (or shall provide an allowance for) basic health insurance coverage for Contractor which coverage shall remain effective during the Term of this Agreement or any successor agreement to this Agreement.

     (b) During the Term of this Agreement, the Contractor shall be eligible to participate in any employee benefit plan for employees resident in the United States which the Company may maintain from time to time.

                                   ARTICLE IV
                        DURATION, TERMINATION AND DEFAULT

4.1 Effective Date. This Agreement shall become effective as of SEPTEMBER 1, 2013 (the "Effective Date"), and shall continue for a period of 24 months thereafter (the "Term") or until earlier terminated pursuant to the terms of this Agreement. The Term shall automatically renew for an additional period of 24 months unless earlier terminated pursuant to the terms of this Agreement.

4.2 Termination by Company. Without prejudicing any other rights that the Company may have hereunder or at law or in equity, the Company may terminate this Agreement immediately upon delivery of written notice to the Contractor if:

     (a)  the Contractor breaches section 2 of this Agreement;

     (b) the Contractor breaches any other material term of this Agreement and such breach is not cured to the reasonable satisfaction of the Company within thirty (30) days after written notice describing the breach in reasonable detail is delivered to the Contractor;
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     (c)  the Company  acting  reasonably  determines  that the  Contractor  has acted, is acting or is likely to act in a manner detrimental to the Company or has violated or is likely to violate the confidentiality of any information as provided for in this Agreement;

     (d) the Contractor is unable or unwilling to perform the Services under this Agreement, or

     (e) the Contractor commits fraud, serious neglect or misconduct in the discharge of the Services.

Notwithstanding the foregoing, the Company may terminate this Agreement without cause by providing not less than 30 days written notice to the Contractor.

4.3 Termination by Contractor. . Without prejudicing any other rights that the Contractor may have hereunder or at law or in equity, the Company may terminate this Agreement immediately upon delivery of written notice to the Contractor if the Company breaches Section 3 of this Agreement and such breach continues uncured for a period of 30 days following delivery to Company of written notice of said breach. Notwithstanding the foregoing, the Contractor may terminate this Agreement without cause by providing not less than 30 days written notice to the Company. .

4.4 Duties Upon Termination. Upon termination of this Agreement for any reason, the Contractor shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

     (a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

     (b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

4.5 Compensation of Contractor on Termination.

     (a) Upon termination of this Agreement by the Company for cause, the Contractor shall be entitled to receive as its full and sole compensation in discharge of obligations of the Company to the Contractor under this Agreement all sums due and payable under this Agreement to the date of termination and the Contractor shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Contractor under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or willful act of the Contractor, to the extent such right has not been waived by the Company.

     (b) Upon termination of this Agreement by the Company without cause the Contractor shall be entitled to a severance payment equivalent to six
          (6) months of the cash compensation fee specified in section 3.1. Any unexercised options or warrants unvested at the time of termination
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          shall be cancelled and returned to treasury  provided that  Consultant shall have twelve (12) months from the date of termination to exercise any vested options or warrants.

     (c) Upon termination of this Agreement by the Contractor, any options or warrants unvested at the time of termination shall be cancelled and returned to treasury provided that Contractor shall have ninety (90) days from the date of termination to exercise any vested options or warrants.

                                    ARTICLE V
                       CONFIDENTIALITY AND NON-COMPETITION

5.1 Maintenance of Confidential Information. The Contractor acknowledges that in the course of its appointment hereunder the Contractor will, either directly or indirectly, have access to and be entrusted with information (whether oral, written or by inspection) relating to the Company or its respective affiliates, associates or customers (the "Confidential Information"). For the purposes of this Agreement, "Confidential Information" includes, without limitation, any and all Developments (as defined herein), trade secrets, inventions, innovations, techniques, processes, formulas, drawings, designs, products, systems, creations, improvements, documentation, data, specifications, technical reports, customer lists, supplier lists, distributor lists, distribution channels and methods, retailer lists, reseller lists, employee information, financial information, sales or marketing plans, competitive analysis reports and any other thing or information whatsoever, whether copyrightable or uncopyrightable or patentable or unpatentable. The Contractor acknowledges that the Confidential Information constitutes a proprietary right, which the Company is entitled to protect. Accordingly the Contractor covenants and agrees that during the Term and thereafter until such time as all the Confidential Information becomes publicly known and made generally available through no action or inaction of the Contractor, the Contractor will keep in strict confidence the Confidential Information and shall not, without prior written consent of the Company in each instance, disclose, use or otherwise disseminate the Confidential Information, directly or indirectly, to any third party.

5.2 Exceptions. The general prohibition contained in Section 5.1 against the unauthorized disclosure, use or dissemination of the Confidential Information shall not apply in respect of any Confidential Information that:

     (c)  is available to the public generally in the form disclosed;

     (d)  becomes part of the public domain through no fault of the Contractor;

     (e) is already in the lawful possession of the Contractor at the time of receipt of the Confidential Information; or

     (f) is compelled by applicable law to be disclosed, provided that the Contractor gives the Company prompt written notice of such requirement prior to such disclosure and provides assistance in obtaining an order protecting the Confidential Information from public disclosure.

5.3 Developments. Any information, data, work product or any other thing or documentation whatsoever which the Contractor, either by itself or in conjunction with any third party, conceives, makes, develops, acquires or acquires knowledge of during the Contractor's appointment with the Company or which the Contractor, either by itself or in conjunction with any third party, shall conceive, make, develop, acquire or acquire knowledge of (collectively the "Developments") during the Term or at any time thereafter during which the Contractor is engaged by the Company that is related to the business of Oil &
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                                       6


gas property acquisition and exploration shall automatically form part of the Confidential Information and shall become and remain the sole and exclusive property of the Company. Accordingly, the Contractor does hereby irrevocably, exclusively and absolutely assign, transfer and convey to the Company in perpetuity all worldwide right, title and interest in and to any and all Developments and other rights of whatsoever nature and kind in or arising from or pertaining to all such Developments created or produced by the Contractor during the course of performing this Agreement, including, without limitation, the right to effect any registration in the world to protect the foregoing rights. The Company shall have the sole, absolute and unlimited right throughout the world, therefore, to protect the Developments by patent, copyright, industrial design, trademark or otherwise and to make, have made, use, reconstruct, repair, modify, reproduce, publish, distribute and sell the Developments, in whole or in part, or combine the Developments with any other matter, or not use the Developments at all, as the Company sees fit.

5.4 Protection of Developments. The Contractor does hereby agree that, both before and after the termination of this Agreement, the Contractor shall perform such further acts and execute and deliver such further instruments, writings, documents and assurances (including, without limitation, specific assignments and other documentation which may be required anywhere in the world to register evidence of ownership of the rights assigned pursuant hereto) as the Company shall reasonably require in order to give full effect to the true intent and purpose of the assignment made under Section 0 hereof. If the Company is for any reason unable, after reasonable effort, to secure execution by the Contractor on documents needed to effect any registration or to apply for or prosecute any right or protection relating to the Developments, the Contractor hereby designates and appoints the Company and its duly authorized officers and agents as the Contractor's agent and attorney to act for and in the Contractor's behalf and stead to execute and file any such document and do all other lawfully permitted acts necessary or advisable in the opinion of the Company to effect such registration or to apply for or prosecute such right or protection, with the same legal force and effect as if executed by the Contractor.

5.5 Remedies. The parties to this Agreement recognize that any violation or threatened violation by the Contractor of any of the provisions contained in this 0 will result in immediate and irreparable damage to the Company and that the Company could not adequately be compensated for such damage by monetary award alone. Accordingly, the Contractor agrees that in the event of any such violation or threatened violation, the Company shall, in addition to any other remedies available to the Company at law or in equity, be entitled as a matter of right to apply to such relief by way of restraining order, temporary or permanent injunction and to such other relief as any court of competent jurisdiction may deem just and proper.

5.6 Reasonable Restrictions. The Contractor agrees that all restrictions in this 0 are reasonable and valid, and all defenses to the strict enforcement thereof by the Company are hereby waived by the Contractor.

                                    ARTICLE V
                              DEVOTION TO CONTRACT

6.1 Devotion to Contract. During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of its agents assigned to performance of the Services on behalf of the Contractor, to:
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                                       7


     (a) at all times perform the Services faithfully, diligently, to the best of its abilities and in the best interests of the Company;

     (b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Services hereunder; and

     (c)  refrain  from acting in any manner  contrary to the best  interests of
          the  Company  or  contrary  to  the  duties  of  the   Contractor   as
          contemplated herein.

6.2 Other Activities. The Contractor shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1 Notices. All notices required or allowed to be given under this Agreement shall be made either personally by delivery to or by facsimile transmission to the address provided on the first page of this Agreement, or to such other address as may be designated from time to time by such party in writing.

6.2 Independent Legal Advice. The Contractor acknowledges that:

     (a) the Contractor has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

     (b) the Contractor has been given adequate time to obtain independent legal advice;

     (c) by signing this Agreement, the Contractor confirms that he fully understands this Agreement; and

     (d) by signing this Agreement without first obtaining independent legal advice, the Contractor waives his right to obtain independent legal advice.

6.3 Change of Address. Any party may, from time to time, change its address for service hereunder by written notice to the other party in the manner aforesaid.

6.4 Entire Agreement. As of from the date hereof, any and all previous agreements, written or oral between the parties hereto or on their behalf relating to the appointment of the Contractor by the Company are null and void. The parties hereto agree that they have expressed herein their entire understanding and agreement concerning the subject matter of this Agreement and it is expressly agreed that no implied covenant, condition, term or reservation or prior representation or warranty shall be read into this Agreement relating to or concerning the subject matter hereof or any matter or operation provided for herein.

6.5 Further Assurances. Each party hereto will promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created hereby.
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6.6 Waiver.  No provision  hereof shall be deemed waived and no breach  excused, unless such waiver or consent excusing the breach is made in writing and signed by the party to be charged with such waiver or consent. A waiver by a party of any provision of this Agreement shall not be construed as a waiver of a further breach of the same provision.

6.7 Amendments in Writing. No amendment, modification or rescission of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

6.8 Assignment. Except as herein expressly provided, the respective rights and obligations of the Contractor and the Company under this Agreement shall not be assignable by either party without the written consent of the other party and shall, subject to the foregoing, enure to the benefit of and be binding upon the Contractor and the Company and their permitted successors or assigns. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.9 Severability. In the event that any provision contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, such provision shall be deemed not to affect or impair the validity or enforceability of any other provision of this Agreement, which shall continue to have full force and effect.

6.10 Headings. The headings in this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

6.11 Number and Gender. Wherever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or a body politic or corporate and vice versa where the context so requires.

6.12 Time. Time shall be of the essence of this Agreement. In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, "business day" means a day which is not Saturday or Sunday or a statutory holiday in the State of California, U.S.A.

6.13 Enurement. This Agreement is intended to bind and enure to the benefit of the Company, its successors and assigns, and the Contractor and the personal legal representatives of the Contractor.

6.14 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.15 Currency. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

6.16 Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the effective date of this Agreement.
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6.17 Proper Law. This  Agreement will be governed by and construed in accordance with the law of the State of Nevada. The parties hereby attorn to the jurisdiction of the Courts in the State of Nevada.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

INDEPENDENCE  ENERGY CORP.


Per: /s/Gregory Rotelli
    -----------------------------------
Name: Gregory Rotelli
Position: Chief Executive Officer

Date: September 5, 2013


/s/ Gregory Rotelli
---------------------------------------
GREGORY ROTELLI

Date: September 5, 2013